Reshoring the United States Boron Supply Chain September 4, 2024 : FEAM : 5EA Fiscal 2024: Year-End Update Call

Disclaimer FORWARD-LOOKING STATEMENTS The information in this Presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in this presentation, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: the substantial doubt about our ability to continue as a going concern and need to raise substantial additional capital following the proposed offering; our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to continue as a going concern and to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission (SEC) from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation. MARKET AND INDUSTRY DATA This Presentation has been prepared by 5E and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although 5E believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on 5E’s good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only there can be no assurance that such conditions will actually occur or result in positive returns. CAUTIONARY NOTE REGARDING RESERVES Unless otherwise indicated, all mineral resource estimates included in this Presentation have been prepared in accordance with and are based on the relevant definitions set forth in, the SEC’s Mining Disclosure Rules and Regulation S-K 1300 (each as defined below). Mining disclosure in the United States was previously required to comply with SEC Industry Guide 7 under the Exchange Act (“SEC Industry Guide 7”). In accordance with the SEC’s Final Rule 13-10570, Modernization of Property Disclosure for Mining Registrant, the SEC has adopted final rules, effective February 25, 2019, to replace SEC Industry Guide 7 with new mining disclosure rules (the “Mining Disclosure Rules”) under sub-part 1300 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”) (“Regulation S-K 1300”). Regulation S-K 1300 replaces the historical property disclosure requirements included in SEC Industry Guide 7. Regulation S-K 1300 uses the Committee for Mineral Reserves International Reporting Standards (“CRIRSCO”) - based classification system for mineral resources and mineral reserves and accordingly, under Regulation S-K 1300, the SEC now recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”, and require SEC-registered mining companies to disclose in their SEC filings specified information concerning their mineral resources, in addition to mineral reserves. In addition, the SEC has amended its definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” to be substantially similar to international standards. The SEC Mining Disclosure Rules more closely align SEC disclosure requirements and policies for mining properties with current industry and global regulatory practices and standards, including the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, referred to as the “JORC Code”. While the SEC now recognizes “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources” under the SEC Mining Disclosure Rules, investors should not assume that any part or all the mineral deposits in these categories will be converted into a higher category of mineral resources or into mineral reserves. For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s filings with the SEC. Additionally, 5E undertakes no obligation to comment on third-party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

Welcome Paul Weibel Chief Executive Officer J.T. Starzecki Chief Strategy Officer Today’s speakers: Today’s Agenda: Capital Funding Update Small Scale Boron Facility Progress Operations and Cost Optimization Commercial & Government Report Strategic Next Steps

5E Recently reached new capital commitments Direct offering of $4 million common equity, $6 million of convertible notes Most cost-efficient method based on cost of capital New capital ensures 5E’s ability to: Achieve FEL-2 engineering Complete pre-feasibility study (PFS), supporting pursuit of traditional debt funding Advance plant-level operations Continue operational process optimization plans Fund working capital and efficiently ramp production levels at SSBF Continue Federal funding processes and applications Advance customer qualification program and commercial off-taker discussions   Capital Raise – Solidifies Pathway to Large-scale Engineering

5E Boron Americas Complex Progress Post-Commissioning Progress: Commissioned Small Scale Boron Facility in April – now fully operational Progressively ramped up to higher production rates Successfully achieved necessary production quality Addressed initial operational issues with heat exchanger & screw conveyor Production Updates: Production rates: One short ton per day, on specification Sufficient rates to cost optimize and progress customer qualification Head grade: Reached 5.5 – 6%, and 10K ppm of Boron Continued Project Execution: Further optimization of wellfield and processing operations Byproduct optionality creates opportunity for significant value-add Field data and testing show that lithium ppm exists, optimizing extraction

Mine plan includes utilizing horizontal drilling techniques Reduces sustaining CAPEX needs Increased injection temperatures Reduces structural OPEX through lower energy use Chilled crystallization methods Reduces go-forward CAPEX through lower materials costs Calcium-based byproduct Produces value-add byproducts and exploring partnerships Lithium chloride stream remains in play Optimizing recovery and increasing concentrations Structural OPEX and CAPEX optimization can be achieved via technical improvement opportunities ------ 5E is focused on diligent expense management while maintaining a measured approach to cash deployment Plant-Level Cost Optimization Plans In Action

Advancing 5E’s Commercial Strategy in Action Began shipping boric acid samples in late June Shipments made to two potential customers Volume would serve diverse end markets Discussions with potential customers have advanced Initial customer feedback received and incorporated Continued advancement in the next steps of customer qualification process Discussions indicate ability to satisfy the specification needs for multiple customers Customer qualification process is progressing well 5E capabilities will meet unique specifications for multiple potential customers Progressing commercial discussions in parallel with advancement towards FEL-2 5E is actively engaged in discussions with global industry leaders across: Materials Sciences Consumer Electronics Fiber Optics Specialty Pharmaceutical Glass Energy Transition Defense End markets and product applications carry attractive long-term demand growth profiles Targeting industries with clear growing need to strengthen boric acid supply chains and diversify supply

Seeking Federal Funding Support DOD DOE EXIM Non-Dilutive Financing CURRENT STATE OF AFFAIRS Department of Defense Multiple applications for funding already in progress Funding focused on increasing current production, as well as boron derivative products Export Import Bank Seeking Letter of Support to backstop all project finance 5E procures in the private sector Department of Energy AMMTO Funding Application in evaluation to fund work to increase lithium extraction rates at the 5E Boron Americans Complex Department of Defense Defense Production Act, DPA Title III NDAA Funding Bill Export Import Bank Credit Facility to backstop private project finance through US Treasury Department of Energy ATVM / Loan Program Office GOV’T FUNDING SOURCES

Production Decision Pathways and Enhanced Project Optionality Laying the foundation for traditional project finance Project optimization Complete FEL-2 engineering Improved CAPEX and OPEX estimates for project scaling Deliver pre-feasibility study (PFS) Dedicated workstreams currently in place for: Vendor and equipment testing Onsite lab testing for specification validation Scenario analysis to drive optimal byproduct ratio Customer commitments Next Strategic Steps Forward Optimization work yielding multiple additional co-product and byproduct mixes based on operating capabilities Identified operational processes that allow 5E to compliment boric acid production with value-added byproducts Can now determine the byproduct mix that maximizes project value – with meaningfully improved returns New processes target increasing project NPV, grow project IRR%, and reduce cash costs/capital outlays

Investment Thesis ELECTRIC VEHICLES FOOD SECURITY DOMESTIC SECURITY GREEN ENERGY Limited competitive landscape to supply boron  Tailwinds for U.S. investment into clean energy transition  Solution mining process for a safer, scalable and environmentally friendly mining process  Streamlined domestic supply chain positioning 5E ahead of its global competitors  Well diversified end users across multiple everyday products  Mining the most commercially viable families of borates to process  Fully integrated business going from mineral to application 

Thank you

Appendix

Milestones Achieved & Upcoming Potential Catalysts EPA Authorization November 2023 Lab Production February 2024 Plant Operation & First Boric Acid April 2024 Pursue Non-Dilutive Funding Opportunities H2 2024 Government Funding Opportunities H2 2024 Startup Wellfield January 2024 Finalized & Commissioned Plant March 2024 Initiated Customer Qualification Program July 2024 Offtake In Discussion & Qualification Process H2 2024 Upcoming Potential Catalysts January 2025 FEL-2 Engineering

Financial Snapshot ($ million) June 30, 2024 Assets Current Assets Cash & Cash Equivalents $4.9 Other Current Assets $1.9 Total Current Assets $6.8 Non-Current Assets Construction in Progress $0.6 Net Property, Plant & Equipment $73.9 Mineral Rights $7.6 Other Non-Current Assets $0.6 Total Non-Current Assets $82.7 Total Assets $89.5 ($ million) June 30, 2024 Liabilities & Shareholder Equity Current Liabilities Accounts Payables $0.9 Accrued Expenses $8.7 Other Current Liabilities $0.1 Total Current Liabilities $9.7 Non-Current Liabilities Long-Term Debt $64.8 Other Non-Current Liabilities $4.3 Total Non-Current Liabilities $69.1 Total Liabilities $78.8 Total Shareholders Equity $10.7 Total Shareholders Equity and Liabilities $89.5

Income Statement ($ million) Year Ended June 30, 2024 Project expenses $6.6 General and administrative $24.0 Depreciation and amortization $5.2 Other operating expenses $0.1 Income (loss) from operations $(35.9) Interest expense $(6.2) Loss on extinguishment of debt $(21.0) Derivative gain $0.7 Other income (expense) $0.4 Net Income (loss) $(62.0) Summary – Income Statement & Cap Table Capitalization Table August 31, 2024 Common Shares Outstanding 63,491,135 New Shares Issued 1 5,333,333 Warrant Shares 1 10,666,666 Existing Convertible Notes 2 48,821,374 New Convertible Notes 3 6,400,000 Equity Compensation Plans 3,864,627 Total 138,577,135 1 Includes shares issued from registered direct offering, Series A warrants, and Series B warrants disclosed on Form 8-K on August 28, 2024. 2 Includes convertible notes with a conversion price of $1.5375 per share and PIK interest paid through August 15, 2024. Does not include any additional shares for digressive issuance on the $6million in convertible notes issued in June 2024. 3 Includes convertible notes disclosed in debt commitment letter on Form 8-K on August 26, 2024, and assumes notes are closed on September 15, 2024.

Why 5E? A pure-play boron investment opportunity

Boron Supply-Demand Imbalance[1]



Boron Demand by 2050 (kt)
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2020
2030
2050
Supply
Traditional Uses
Micronutrients
Energy Transition

Boron Product Distribution Markets[2]



Detergents 4%
Micronutrient 13%
Ceramics 15%
Green Energy Transition 18%
Glass (Fiberoptics Fiberglass Composites) 50%

Note: Elemental boron figures converted to boric acid equivalent at a ratio of 1-to-5.72.

[1] Reflects management's estimates and forecasts of 'high demand' scenario, based on (among other sources) certain data provided in the following: (a) Eti Maden: 2021 Boron Sector Report; (b) Credit Suisse Equity Research Kline Market Report and Global Market Insights; and (c) Kline Market Report and Global Market Insights. Management estimates that under a 'low demand' scenario, boron demand will increase by ~2x in 2030 and ~4x in 2050 relative to 2020.

[2] Regulation S-K 1300 Initial Assessment Report with a revised report date of February 2, 2024 (using 2% cut-off grade) prepared by Qualified Persons.

ADVANCED MATERIALS

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